Hundredfold Select Alternative Fund

Service Class Shares (SFHYX)

Investor Class Shares (HFSAX)

Supplement dated May 24, 2018

to the Statement of Additional Information (“SAI”)

dated December 29, 2017, as supplemented January 9, 2018

The following supplements information contained in the current SAI of the

Hundredfold Select Alternative Fund (the “Fund”)

The following instruments have been added as permissible investments for the Fund under the heading “Investment Policies and Techniques” in the SAI.

Wholly-Owned Subsidiary

The Fund may invest up to 5% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”), which is expected to invest primarily in commodity and financial futures and option contracts, as well as fixed income securities and other investments intended to serve as margin or collateral for the Subsidiary’s derivatives positions. As a result, the Fund may be considered to be investing indirectly in these investments through the Subsidiary. For that reason, and for the sake of convenience, references in this Statement of Additional Information to the Fund may also include the Subsidiary.

The Subsidiary will not be registered under the 1940 Act but, will be subject to certain of the investor protections of that Act, as noted in this Statement of Additional Information. The Adviser has, on behalf of the Subsidiary, filed a notice with the National Futures Association claiming exemption from the CFTC’s reporting requirements in accordance with Part 4 of the CFTC regulations pursuant to no-action relief for certain subsidiaries of registered investment companies. Under this no-action letter guidance, the CFTC regulations provide relief relating to CFTC reporting requirements for commodity pools, such as the Subsidiary, that are wholly-owned subsidiaries of registered investment companies (such as the Fund). The Adviser also claims exemption from the CFTC’s disclosure and reporting requirements in accordance with Part 4 of the CFTC regulations, which provide relief relating to CFTC disclosure and reporting requirements for commodity pools, such as the Subsidiary, that are operated by a CPO that is the same as, controls, is controlled by or is under common control with the CPO of an offered pool (such as the Fund).

The Fund, as the sole shareholder of the Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, since the Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Adviser, it is unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders. The Fund’s Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as the sole shareholder of the Subsidiary. Also, in managing the Subsidiary’s portfolio, the Adviser will be subject to the same investment restrictions and operational guidelines that apply to the management of the Fund, including any collateral or segregation requirements in connection with various investment strategies.

Although only 5% of the Fund’s assets may be invested in the Subsidiary, that portion of the Fund’s assets may be highly leveraged, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this Statement of Additional Information and could negatively affect the Fund and its shareholders. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, the Fund shareholders would likely suffer decreased investment returns.

The following has been added as permissible investments for the Fund under the heading “Investment Policies and Techniques—Options Futures and Other Strategies” in the SAI.

Straddles. Transactions in futures spreads, options, and forward contracts, and swaps undertaken by the Fund may result in “straddles” for U.S. federal income tax purposes. In a straddle transaction, the Fund either buys a call and a put or sells a call and a put on the same security or commodity. In a futures spread, the Fund purchases and sells futures simultaneously with different expiration months. . The Fund will sell a straddle when the Fund’s Adviser or Subadviser believes the price of a security or commodity will be stable. The Fund will receive a premium on the sale of the put and the call. A spread permits a Fund to make a hedged investment that the price of a security or commodity will increase or decline. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expenses) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Fund may make with respect to its straddle positions may also affect the amount, character, and timing of the recognition of gains or losses from the affected positions.

The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions. The consequences to the Fund of certain transactions under the straddle rules remain unclear.

You should read this Supplement in conjunction with the Statement of Additional Information dated December 29, 2017, as supplemented January 9, 2018 which provides information that you should know about the Fund before investing and should be retained for future reference. The Fund’s Prospectuses and SAI are available upon request and without charge by calling the Fund at 1-855-582-8006.